UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

Costa Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	001-6720	05-0126220
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

24 Albion Road, Lincoln, Rhode Island 02865
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (401) 335-3400

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On December 13, 2013, Costa Inc. (the “Company”) issued a press release announcing that the close of business on December 17, 2013 was established as the record date for the special meeting of shareholders to consider and vote upon the proposed merger of GWH Acquisition Sub Inc. (“Merger Sub”), an indirect wholly-owned subsidiary of Essilor International SA (“Essilor”), with and into the Company, and the other transactions contemplated by the previously announced merger agreement, dated as of November 7, 2013, among the Company, Essilor and Merger Sub.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval.  In connection with the proposed transaction, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on December 6, 2013, and will file with the SEC and mail or otherwise provide to its shareholders other relevant materials (including a definitive proxy statement).  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and shareholders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.costabrands.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Costa Inc., Attn: Corporate Secretary, 24 Albion Road, Suite 330, Lincoln, Rhode Island, (401) 335-3925.

Participants in Solicitation

The Company and its directors and executive officers and certain other members of management may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed merger. Information concerning such participants is set forth in the proxy statement for the Company’s 2013 annual meeting of shareholders, which was filed with the SEC on Schedule 14A on March 27, 2013.  Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement to be filed by the Company with the SEC.  The Company’s press releases and other information about the Company are available at the Company’s website at www.costabrands.com.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Costa Inc. Press Release issued December 13, 2013

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2013	COSTA INC.

	By:	/s/ Tina Benik
		Name:	Tina Benik
		Title:	General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Costa Inc. Press Release issued December 13, 2013

4